UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 27, 2011

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 27, 2011, Level 3 Communications, Inc. (“Level 3”) issued a press release relating to, among other things, second quarter 2011 financial results, including certain full year 2011 financial projections. This press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K.

Level 3 also provided the additional supplemental financial information.

LEVEL 3 COMMUNICATIONS SUMMARY FINANCIAL RESULTS (Communications Revenue)

$ in Millions

Core Network Services Revenue	2Q10	3Q10	4Q10	1Q11	2Q11	2Q11/ 1Q11 %Change	2Q11 % CNS	2Q11 % Total	2Q11/ 2Q10 %Change
Infrastructure	$144	$147	$147	$146	$149	2%	20%	16%	3%
Transport	287	289	297	297	297	—%	40%	32%	3%
Data Services	169	173	181	189	199	5%	27%	22%	18%
Voice (Local & Enterprise)	99	98	95	97	99	2%	13%	11%	—%
Total Core Network Services	699	707	720	729	744	2%	100%	81%	6%

Wholesale Voice Services	163	161	161	164	151	(8)%		17%	(7)%
Other	30	27	23	21	18	(14)%		2%	(40)%

Total Communications Revenue	$892	$895	$904	$914	$913	—%		100%	2%

Item 8.01  Other Events.

The information set forth in Item 2.02 above is incorporated by reference herein.

Important Information For Investors And Stockholders

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of Level 3 Communications, Inc. (“Level 3”) and the stockholders of Global Crossing Limited (“Global Crossing”) for their consideration. Level 3 and Global Crossing have filed with the SEC a registration statement on Form S-4, that includes a preliminary joint proxy statement of Level 3 and Global Crossing that also constitutes a preliminary prospectus of Level 3 and may in the future file with the SEC other relevant documents concerning the proposed transaction. Level 3 and Global Crossing have each provided the final joint proxy statement/prospectus to its respective stockholders. Investors and security holders are urged to read the registration statement and the joint proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to those documents, because they contain and will contain important information about Level 3, Global Crossing and the proposed transaction. Investors and security holders may obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about Level 3 and Global Crossing, free of charge at the SEC’s Web Site at http://www.sec.gov. In addition, the joint proxy statement/prospectus, the SEC filings that are incorporated by reference in the joint proxy statement/prospectus and the other documents filed or to be filed with the SEC by Level 3 may be obtained free of charge by directing such request to: Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021 or from Level 3’s Investor Relations page on its corporate website at http://www.level3.com and the joint proxy statement/prospectus, the SEC filings that are incorporated by reference in the joint proxy statement/prospectus and the other documents filed or to be filed with the SEC by Global Crossing may be obtained free of charge by directing such request to: Global Crossing by telephone at (800) 836-0342 or by submitting a request by e-mail to glbc@globalcrossing.com or a written request to the Secretary, Wessex House, 45 Reid Street, Hamilton HM12 Bermuda or from Global Crossing’s Investor Relations page on its corporate website at http://www.globalcrossing.com.

Forward Looking Statements About Global Crossing

This press release contains statements about expected future events and financial results that are forward looking and subject to risks and uncertainties that could cause the actual results to differ materially, including: the failure to occur of any condition to the closing of the acquisition of Global Crossing by Level 3, including the failure to obtain a required approval or the experiencing of a material adverse effect by either company; the failure to achieve expected synergies from the acquisition; Global Crossing’s history of substantial operating losses and the fact that, in the near term, funds from operations will not satisfy cash requirements; the availability of future borrowings in an amount sufficient to pay Global Crossing’s indebtedness and to fund its other liquidity needs; legal and contractual restrictions on the inter-company transfer of funds by Global Crossing’s subsidiaries; Global Crossing’s ability to continue to connect its network to incumbent carriers’ networks or maintain Internet peering arrangements on favorable terms; the consequences of any inadvertent violation of Global Crossing’s Network Security Agreement with the U.S. Government; increased competition and pricing pressures resulting from technology advances and regulatory changes; competitive disadvantages relative to competitors with superior resources; political, legal and other risks due to Global Crossing’s substantial international operations; risks associated with movements in foreign currency exchange rates; risks related to restrictions on the conversion of the Venezuelan bolivar into U.S. dollars and to the resultant buildup of a material excess bolivar cash balance, which is carried on Global Crossing’s books at the official exchange rate, attributing to the bolivar a value that is significantly greater than the value that would prevail on an open market; potential weaknesses in internal controls of acquired businesses, and difficulties in integrating internal controls of those businesses with Global Crossing’s own internal controls; exposure to contingent liabilities; and other risks referenced from time to time in Global Crossing’s filings with the Securities and Exchange Commission. Global Crossing undertakes no duty to update information contained in this press release or in other public disclosures at any time.

Cautionary Notice Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) statements about the benefits of the acquisition of Global Crossing by Level 3, including financial and operating results and synergy benefits that may be realized from the acquisition and the timeframe for realizing those benefits; Level 3’s and Global Crossing’s plans, objectives, expectations and intentions and other statements contained in this communication that are not historical facts; and (ii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning.

These forward-looking statements are based upon management’s current beliefs or expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies and third-party approvals, many of which are beyond our control. The following factors, among others, could cause actual results to differ materially from those expressed or implied in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Amalgamation among Level 3, Global Crossing and Apollo Amalgamation Sub, Ltd. (the “Amalgamation Agreement”); (2) the inability to complete the transactions contemplated by the Amalgamation Agreement due to the failure to obtain the required stockholder approvals, (3) the inability to satisfy the other conditions specified in the Amalgamation Agreement, including without limitation the receipt of necessary governmental or regulatory approvals required to complete the transactions contemplated by the Amalgamation Agreement; (4) the inability to successfully integrate the businesses of Level 3 and Global Crossing or to integrate the businesses within the anticipated timeframe; (5) the risk that the proposed transactions disrupt current plans and operations, increase operating costs and the potential difficulties in customer loss and employee retention as a result of the announcement and consummation of such transactions; (6) the ability to recognize the anticipated benefits of the combination of Level 3 and Global Crossing, including the realization of revenue and cost synergy benefits and to recognize such benefits within the anticipated timeframe; (7) the outcome of any legal proceedings that may be instituted against Level 3, Global Crossing or others following announcement of the Amalgamation Agreement and transactions contemplated therein; and (8) the possibility that Level 3 or Global Crossing may be adversely affected by other economic, business, and/or competitive factors.

Other important factors that may affect Level 3’s and the combined business’ results of operations and financial condition include, but are not limited to: the current uncertainty in the global financial markets and the global economy; a discontinuation of the development and expansion of the Internet as a communications medium and marketplace for the distribution and consumption of data and video; disruptions in the financial markets that could affect Level 3’s ability to obtain additional financing, and the company’s ability to: increase and maintain the volume of traffic on its network; develop effective business support systems; manage system and network failures or disruptions; develop new services that meet customer demands and generate acceptable margins; defend intellectual property and proprietary rights; adapt to rapid technological changes that lead to further competition; attract and retain qualified management and other personnel; successfully integrate acquisitions; and meet all of the terms and conditions of debt obligations.

Additional information concerning these and other important factors can be found within Level 3’s and Global Crossing’s respective  filings with the SEC, which discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. Statements in this communication should be evaluated in light of these important factors.   The forward-looking statements in this communication speak only as of the date they are made. Except for the ongoing obligations of Level 3 and Global Crossing to disclose material information under the federal securities laws, neither Level 3 nor Global Crossing undertakes any obligation to, and expressly disclaim any such obligation to, update or alter any forward-looking statement to reflect new information, circumstances or events that occur after the date such forward-looking statement is made unless required by law.

Item 9.01. Financial Statements and Exhibits

(a)                               Financial Statements of Business Acquired

None

(b)                              Pro Forma Financial Information

None

(c)                               Shell Company Transactions

None

(d)                              Exhibits

99.1                           Press Release dated July 27, 2011, relating to, among other things, second quarter 2011 financial results, including certain full year 2011 financial projections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: July 27, 2011

Exhibit Index

Exhibit	Description

99.1	Press Release dated July 27, 2011, relating to, among other things, second quarter 2011 financial results, including certain full year 2011 financial projections.